UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  August 26, 2004
                                                        ------------------------

                          Capital Southwest Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                 811-1056                                 75-1072796
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         (Commission File Number)              (IRS Employer Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                75230
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  (Address of Principal Executive Offices)                (Zip Code)


                                 (972) 233-8242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

Ernst & Young, LLP, our independent registered public accounting firm, informed us on August 26, 2004 that it is resigning as our independent registered public accounting firm, effective September 1, 2004. Ernst & Young LLP served as our certifying accountant for the fiscal year ended March 31, 2004 and the subsequent interim period. Ernst & Young LLP's report on our financial statements for the fiscal year ended March 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended March 31, 2004 and the subsequent interim period through August 26, 2004, there were no disagreements between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young LLP has informed us that it is resigning from our account because it does not meet certain size and growth potential thresholds.

Ernst & Young LLP has not timely provided us with a letter addressed to the Securities and Exchange Commission confirming or denying the statements made herein.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 1, 2004


                                          CAPITAL SOUTHWEST CORPORATION


                                          By: /s/  William R. Thomas
                                             -----------------------------------
                                             William R. Thomas
                                             President and Chairman of the Board